THE PARNASSUS INCOME TRUST
          One Market-Steuart Tower #1600 San Francisco, Ca 94105 800-999-3505
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PROSPECTUS-MAY 1, 2002

The Parnassus Income Trust (the "Trust") is a mutual fund, managed by Parnassus Investments (the "Adviser"). The Adviser chooses the Trust's investments according to social standards described in this Prospectus. In general, the Adviser will choose investments that it believes will have a positive social impact.

     The Trust has three funds. The Equity Income Fund invests primarily in stocks that pay a dividend, and its investment objective is both current income and capital appreciation. The Fixed-Income Fund invests primarily in bonds and other fixed-income investments, and its investment objective is a high level of current income consistent with safety and preservation of capital. The California Tax-Exempt Fund (for California residents only) has as its investment objective a high level of current income exempt from federal and California personal income tax consistent with prudent investment management.



                                TABLE OF CONTENTS

Investment Summary                      2  How to Purchase Shares            14
Trust Expenses                          8  How to Redeem Shares              15
The Legend of Mt. Parnassus             9  Distributions and Taxes           16
Investment Objectives and Policies     10  Financial Highlights              18
The Adviser                            13  General Information               20



Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                               INVESTMENT SUMMARY


PARNASSUS EQUITY INCOME FUND
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Investment Objective and Principal Strategies

The Parnassus Equity Income Fund invests primarily in a diversified portfolio of equity securities. Its investment objective is both current income and capital appreciation. Equity securities include common and preferred stock as well as convertible bonds. At least 80% of the Fund's total assets will normally be invested in equity securities that pay interest or dividends. The remaining 20% may be invested in non-dividend paying equity securities. The Fund seeks to invest in equity securities that pay dividends above the yield of the S&P 500 and which the Adviser believes have the capacity to raise dividends in the future and also have the potential for capital appreciation. To determine a company's prospects, the Adviser reviews the company's profit and loss statement, sales, earnings and dividend histories, net cash flow and outlook for future earnings.

Although the Fund seeks to have almost all its assets invested in stocks or other equity securities, the Adviser will not invest in a security that doesn't meet its criteria. If the Adviser cannot find enough securities to complete a diversified portfolio, the Fund may invest a substantial portion of its assets in money market instruments (i.e. "cash" or cash equivalents). In pursuing such a policy, the Fund is not involved in market-timing, but rather holding "cash" until it can find appropriate investments.

The Fund takes social as well as financial factors into account in making investment decisions. In general, the Parnassus Equity Income Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

     Principal Risks of Investing in the Equity Income Fund

Investing in the Fund may result in a loss of money. When you sell your shares, they may be worth more or less than what you paid for them. The Fund's share price changes daily based on the value of its holdings. Stock markets are volatile and stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both here and abroad. The Fund's holdings can vary significantly from broad stock market indexes. As a result, the Fund's performance can deviate from the performance of these indexes. For best results, investors should have a long-term perspective and plan to hold their shares for at least three years. (Legally, shareholders may redeem at any time, but the Fund manager recommends a minimum three-year holding period.)

     Performance Information for the Equity Income Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Equity Income Fund by showing changes in the Fund's performance from year to year over a nine-year period. Prior to March 31, 1998, the Parnassus Equity Income Fund had a different investment objective, maintaining a balanced portfolio of both stocks and bonds. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[INSERT GRAPH]

During the nine-year period shown in the bar chart, the highest return for a quarter was 23.4% (quarter ending December 31, 1998) and the lowest return for a quarter was a loss of 11.6% (quarter ending September 30, 1998).

Below is a table comparing the performance of the Parnassus Equity Income Fund with the S&P 500 Index and the average equity income fund followed by Lipper Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992) for periods ending December 31, 2001. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds and also how the Fund's performance varies from year to year.

                          Average Annual Total Returns
                         (all periods ending 12/31/01)

                                                                                                  Since Inception
                                                               One Year           Five Years      (August 31, 1992)
                                                               --------           ----------      -----------------
S&P 500                                                        (11.89%)             10.68%              13.75%
Lipper Equity Income Fund Average                               (5.65%)             8.29%               11.41%
Parnassus Equity Income Fund Return before Taxes                 9.97%              13.89%              13.28%
Parnassus  Equity  Income  Fund  Return  after  Taxes  on        8.32%              10.63%              10.17%
Distributions
Parnassus  Equity  Income  Fund  Return  after  Taxes  on        6.43%              9.97%                9.57%
Distributions and Sale of Fund Shares

-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized index of common stock prices. An individual cannot invest in the S&P 500 Index. The S&P 500 index reflects no deductions for fees, expenses or taxes. The Lipper Equity Income Fund Average and the Parnassus Equity Income Fund return before taxes reflect deductions for fees and expenses, but not taxes. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

PARNASSUS FIXED-INCOME FUND
------------------------------------------------------------------------------
Investment Objective and Principal Strategies

The Parnassus Fixed-Income Fund invests in a diversified portfolio of bonds and other fixed income instruments and its investment objective is a high level of current income consistent with safety and preservation of capital. The Fund invests in investment grade bonds which means they are rated within the four highest categories as determined by a nationally-recognized rating service. Ordinarily, at least 65% of the Fund's total net assets will be invested in fixed-income securities rated "A" or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Rating Group (S&P) and at least 80% in fixed-income securities with investment grade ratings (i.e. rated at least BBB-or Baa3 or better).

The Fund may invest in a combination of long-term, intermediate-term or short-term fixed-income securities depending on market conditions and these securities may also have floating or variable interest rates. The portfolio may be comprised of U.S. Government obligations, corporate bonds, preferred stock, convertible preferred stock and convertible bonds. The Fund will not invest in "high-yield" or "junk" bonds. The Fund may, however, hold bonds that were investment grade when first purchased, but have subsequently fallen below investment grade. The Adviser, however, will not permit more than 15% of the Fund's total net assets to be invested in such bonds at any one time.

The Fund may invest up to 15% of its assets in convertible debentures (bonds that can be converted into stock or other equity in the issuing company). Although straight bonds must have an investment grade rating, convertible debentures will only have to have a rating of B- or better. If these bonds are converted into stock, the Fund may hold the stock until sale.

The Fund takes social as well as financial factors into account in making investment decisions. In general, the Parnassus Fixed-Income Fund looks for companies that respect the environment, treat their employees well, have effective equal employment opportunity policies and good community relations as well as ethical business dealings. The Fund will not invest in companies that are involved with gambling or manufacture alcohol or tobacco products. The Fund also screens out weapons contractors and those that generate electricity from nuclear power.

     Principal Risks of Investing in the Fixed-Income Fund

Investing in the Fund may result in a loss of money when you sell your shares. The Fund's share price changes daily based on the value of its holdings. The Fund's average weighted maturity will be between 5 and 20 years. The value of the Fund will vary inversely with changes in interest rates. As interest rates go up, the net asset value will likely go down, and as interest rates drop, the NAV of the Fund will likely go up. This Fund is intended for investors who can accept the fact that there will be principal fluctuations. The NAV of the Fund will also be affected by other factors such as credit risk (the possibility that an issuer of a debt obligation does not pay the Fund interest or principal) and market risk (the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably). When you sell your shares of the Fund, they may be worth more or less than what you paid for them.

Performance Information for the Fixed-Income Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Fixed-Income Fund by showing changes in the Fund's performance from year to year over a nine-year period. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[INSERT GRAPH]

During the nine-year period shown in the bar chart, the highest return for a quarter was 7.5% (quarter ending June 30, 1995) and the lowest return for a quarter was a loss of 4.4% (quarter ending June 30, 1994).


Below is a table comparing the performance of the Parnassus Fixed-Income Fund with the Lehman Government/Corporate Bond Index and the average A-rated bond fund followed by Lipper Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992) for periods ending December 31, 2001. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund's average annual total return compare with a stock index and a group of similar mutual funds and also how the Fund's performance varies from year to year.


                          Average Annual Total Returns
                          (all periods ending 12/31/01)

                                                                                                  Since Inception
                                                               One Year           Five Years      (August 31, 1992)
                                                               --------           ----------      -----------------
Lehman Government/Corporate Bond Index                           8.50%              7.37%                6.98%
Lipper A-Rated Bond Fund Average                                 7.47%              6.24%                6.50%
Parnassus Fixed-Income Fund Return before Taxes                 11.31%              5.62%                6.27%
Parnassus   Fixed-Income   Fund  Return  after  Taxes  on        8.92%              3.12%                3.86%
Distributions
Parnassus   Fixed-Income   Fund  Return  after  Taxes  on        6.86%              3.25%                3.87%
Distributions and Sale of Fund Shares

-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Government/Corporate Bond Index is a widely recognized index measuring the performance of bonds and other fixed-income securities. An individual cannot invest directly in the index. The Lehman Government/Corporate Bond Index reflects no deductions for fees, expenses or taxes. The Lipper A-Rated Bond Fund average and the Parnassus Fixed-Income Fund return before taxes reflect deductions for fees and expenses, but not taxes. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).


PARNASSUS CALIFORNIA TAX-EXEMPT FUND
--------------------------------------------------------------------------------
Investment Objective and Principal Strategies

The Parnassus California Tax-Exempt Fund is available to California residents only. It invests in a diversified portfolio of tax-exempt, investment grade securities issued by California state and local governments and by other public authorities. Its investment objective is to provide a high level of current income exempt from both federal and California personal income tax consistent with prudent investment management.


The Fund invests in investment grade bonds which means they are rated within the four highest categories as determined by a nationally-recognized rating service. No more than 20% of the Fund's portfolio will be invested in the 4th highest category. Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal obligations. However, it could invest up to 20% of its assets in private activity bonds that may be subject to the federal alternative minimum tax.


The Fund takes social as well as financial factors into account in making investment decisions. The Parnassus California Tax-Exempt Fund seeks a portfolio that will have a positive social and environmental impact. Examples would be bonds that support schools, libraries, hospitals, mass transit, low and moderate income housing and pollution control facilities.

Principal Risks of Investing in the California Tax-Exempt Fund

Investing in the Fund may result in a loss of money when you sell your shares. The Fund's share price changes daily based on the value of its holdings. The Fund's average weighted maturity will normally be five years or more. The value of the Fund will vary inversely with changes in interest rates. As interest rates go up, the net asset value (NAV) will likely go down, and as interest rates drop, the NAV of the Fund will likely go up. The Fund is also subject to credit risk and market risk. This Fund is intended for investors who can accept the fact that there will be principal fluctuations. As the Fund invests primarily in California municipal securities, there are special risks involved. The NAV of the Fund will be affected by factors such as changes to the state constitution regarding taxes, changes in the federal tax status of municipal securities and changes in bond ratings based on the California economy. When you sell your shares of the Fund, they may be worth more or less than what you paid for them.

Performance Information for the California Tax-Exempt Fund

The bar chart below provides an indication of the risks of investing in the Parnassus California Tax-Exempt Fund by showing changes in the Fund's performance from year to year over a nine-year period. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[INSERT GRAPH]

During the nine-year period shown in the bar chart, the highest return for a quarter was 8.0% (quarter ending March 31, 1995) and the lowest return for a quarter was a loss of 5.7% (quarter ending March 31, 1994).


Below is a table comparing the performance of the Parnassus California Tax-Exempt Fund with the Lehman Municipal Bond Index and the average California Municipal Bond Fund followed by Lipper, Inc. Figures are average annual returns for the one and five-year periods and for the life of the Fund (since inception on August 31, 1992) for periods ending December 31, 2001. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund's average annual total return compare with a stock index and a group of similar mutual funds and also how the Fund's performance varies from year to year.




                          Average Annual Total Returns
                         (all periods ending 12/31/01)
                                                                                                  Since Inception
                                                               One Year           Five Years      (August 31, 1992)
                                                               --------           ----------      -----------------
Lehman Municipal Bond Index                                      5.13%              5.98%                6.43%
Lipper California Municipal Bond Fund Average                    3.71%              5.07%                5.86%
Parnassus California Tax-Exempt Fund Return before Taxes         3.09%              5.54%                6.19%
Parnassus  California  Tax-Exempt Fund Return after Taxes        2.96%              5.48%                6.13%
on Distributions
Parnassus  California  Tax-Exempt Fund Return after Taxes        3.66%              5.36%                5.96%
on Distributions and Sale of Fund Shares

-------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Municipal Bond Index is a recognized index measuring performance of municipal bonds in the United States. An individual cannot invest directly in an index. The Lehman Municipal Bond Index reflects no deductions for fees, expenses or taxes. The Lipper California Municipal Bond Fund average and the Parnassus California Tax-Exempt Fund return before taxes reflect deductions for fees and expenses, but not taxes. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).


                                 TRUST EXPENSES

This table describes the fees and expenses of the Trust.

                                           Equity       Fixed-      California
Annual Fund Operating Expenses             Income       Income     Tax- Exempt
(DEDUCTED FROM FUND ASSETS)                 Fund         Fund            Fund
-------------------------------------------------------------------------------

Management Fees (before fee waiver)         0.74%        0.50%         0.50%
Distribution (12b-1) Fees                   None         None          None
Other Expenses                              0.44%        0.65%         0.35%
Total Annual Fund Operating Expenses        1.18%        1.15%         0.85%
Expense Reimbursement                       0.18%        0.32%         0.20%
Net Expenses                                1.00%        0.83%         0.65%

The "Total Annual Fund Operating Expenses" indicated in the table overstate the expenses you may actually pay since they are based on expenses before fee reimbursements and not on the Net Expenses. However, the Adviser was contractually obligated to limit the total operating expenses to 1.07%, 0.87%, and 0.75% of the net assets of the Equity Income Fund, the Fixed-Income Fund, and the California Tax-Exempt Fund, respectively. The Adviser's contractual obligation was not in place until December 31, 2001. From January 1, 2002 until December 31, 2002, there will be no expense cap for the Equity Income Fund, but total operating expenses for the Fixed-Income Fund and the California Tax-Exempt Fund will be contractually capped at 0.87% and 0.75% respectively. After December 31, 2002, the Adviser may discontinue the expense limit upon giving 30 days' prior notice to the Fund. The SEC, though, requires that the calculations of Total Annual Fund Operating Expenses be made on the basis of pre-waiver expenses to show what expenses might potentially be in the future.

The examples in this table are intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investments have a 5%* return each year and that the funds' operating expenses remain the same except that the Adviser's reduction of its investment advisory fee is reflected only in the first year's calculation. Although your actual costs may be higher or lower, based on these assumptions, your cost would be as follows:

                              ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
Equity Income Fund              $120         $375           $649        $1,432
Fixed-Income Fund                $85         $334           $602        $1,369
California Tax-Exempt Fund       $66         $251           $452        $1,030

o The 5% return figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be greater or less than those shown.

The expenses shown above are the total fees you would pay throughout the time period indicated -- not expenses you would pay every year. For example, the figure for ten years is not the expense figure for that single year, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.

From time to time, a fund may direct brokerage commissions to firms that may pay certain expenses of a fund subject to "best execution." This is done only when brokerage costs are reasonable and the Fund determines that the reduction of expenses is in the best interest of the fund's shareholders. No fund engaged in such directed brokerage in 2001. If a fund does so in the future, such directed brokerage is expected to occur on an irregular basis, so the effect on the expense ratios cannot be calculated with any degree of certainty.


                           THE LEGEND OF MT. PARNASSUS

Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle.

Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne and she controlled the oracle along with her serpent-son, Python, and her priestess - daughters who controlled the rites. Eventually, the Greek god, Apollo, took over the site, doing away with Python, but keeping the priestesses.

The most "Greek" of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the dragon by shooting a hundred arrows into its body.

There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo's temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time and frequently, the proud were humbled and the lowly were justified.


                       INVESTMENT OBJECTIVES AND POLICIES


Social Policy

The Adviser looks for certain social policies in the companies in which the Trust invests. These social policies are: (1) treating employees fairly; (2) sound environmental protection policies; (3) a good equal employment opportunity program; (4) quality products and services; (5) a record of civic commitment; and (6) ethical business practices. Obviously, no company will be perfect in all categories, but the Adviser makes value judgments in deciding which companies best meet the criteria. The Adviser also considers social factors other than these six (as discussed under the investment objectives of each of the three Funds).

Although the Trust emphasizes positive reasons for investing in a company, our operating policies call for excluding companies that manufacture alcohol or tobacco products or are involved with gambling. The Trust also screens out weapons contractors and those that generate electricity from nuclear power.

The social criteria of the Parnassus Income Trust limit the availability of investment opportunities. However, the Trustees and the Adviser believe that there are sufficient investments available that can meet the Trust's social criteria and still enable each fund to provide a competitive rate of return.

PARNASSUS EQUITY INCOME FUND
-------------------------------------------------------------------------------

The investment objective of the Equity Income Fund is both current income and capital appreciation. The Fund tries to achieve this objective by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock as well as securities that are convertible into these instruments such as convertible bonds. As an operating policy, at least 80% of the Fund's total assets will normally be invested in equity securities that pay a dividend or interest and up to 20% of the Fund's total assets may be invested in non-dividend paying equity securities. However, for temporary, defensive purposes in response to adverse market, economic or political conditions, the Fund may invest all its assets in money market instruments or investment grade debt. "Investment grade" means rated within the four highest categories as determined by a nationally-recognized rating service such as S&P or Moody's.

The Fund seeks to invest in equity securities that pay above-average dividends and which the Adviser believes have the capacity to raise dividends in the future and also have the potential for capital appreciation. The Fund seeks to achieve a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500 Composite Stock Price Index.

The Equity Income Fund may, as an operating policy, also invest up to 10% of its assets in community development loan funds such as those that provide financing for small business and for low and moderate income housing. The Fund will not make loans to a project itself, but rather will invest money in an intermediary community loan fund. With projects having a strong, positive social impact, the Fund may invest in obligations issued by community loan funds at below market interest rates. Generally, there is no secondary market, and thus no liquidity, for these investments. In general, the Fund seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

     Risks

As with all investments, there are a number of risks associated with the Equity Income Fund. Equity securities in the Fund pose a risk in that an individual enterprise may fall on hard times and operate with little or no profits; this would depress the price of its stock. Also, companies that pay dividends may not do so if they don't have profits or adequate cash flow. There are also risks associated with the economic cycle (e.g., a recession) as well as market risks that might sharply reduce the valuation of all stocks or stocks in a specific industry. Since the Equity Income Fund invests primarily in stocks that pay a dividend, the portfolio will be invested in larger, more mature companies. These companies tend to be safer and less volatile than those companies that don't pay a dividend.

With preferred stock and higher-yielding common stocks such as utilities, a major risk is increased interest rates that will decrease the market value of the securities in question. For a fuller description of interest rate risk, see the "Risks" section under Fixed-Income Fund.

Money market instruments generally limit potential for capital appreciation. The Fund's investment in debt securities and money market instruments subjects it to other types of risks. For more information on the risks associated with debt securities, see the "Risks" section under Fixed-Income Fund.

There are also special risks involved with community development investments which may comprise as much as 10% of the Fund. These investments do not have liquidity, and community loan funds do not have the same kind of financial resources as do large commercial enterprises. Moreover, there is no publicly available track record for community loan funds so it is hard to assess the history of these kinds of investments. In fact, one of the social objectives of the Parnassus Income Trust is to establish a publicly available track record for community development investments.


PARNASSUS FIXED-INCOME FUND
The investment objective of the Fixed-Income Fund is a high level of current income consistent with safety and preservation of capital. The Adviser seeks to achieve this objective by investing in a diversified portfolio of bonds and other fixed-income instruments that are rated investment grade. Securities in the lowest of the four investment grade categories (Baa or BBB, as rated by Moody's and S&P, respectively) are considered investment grade, but they may have speculative elements about them. The Fixed-Income Fund ordinarily will have at least 65% of its net assets in fixed-income securities rated "A" or better (i.e., the three highest categories) by S&P or Moody's and at least 80% in fixed-income securities with investment grade ratings. However, for temporary defensive purposes or in response to adverse market, economic or political conditions, the Fund may invest all its assets in money market instruments. See the Appendix in the SAI for a description of bond ratings. Obligations issued or guaranteed by the United States Government, its agencies or instrumentalities need not have a rating.

The Fixed-Income Fund may invest in long-term, intermediate-term or short-term fixed-income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. Securities in this Fund may include preferred stock, convertible preferred stock and convertible bonds.

The Fixed-Income Fund invests in investment grade securities. The Fund will not invest in "high-yield" or "junk" bonds except for convertible debentures. Because of this emphasis on quality and safety, the Fund's yield may not be as high as it otherwise might be.

The Fund may invest up to 15% of its assets in convertible debentures (bonds that can be converted into stock or other equity in the issuing company). Although straight bonds must have an investment grade rating, convertible debentures will only have to have a rating of B- or better. If these bonds are converted into stock, the Fund may hold the stock until sale.

This Fund may, as an operating policy, also invest up to 10% of its assets in community development loan funds. See the "Risks" section on the Equity Income Fund for details.

     Risks

The Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The Adviser anticipates that the Fixed-Income Fund's average weighted maturity will be between 5 and 20 years. Because of this relatively long maturity, the value of this Fund will vary inversely with changes in interest rates. As interest rates go up, the NAV will likely go down, and as interest rates drop, the NAV of this Fund will likely go up. This is known as "interest rate risk." The Fund is subject to credit risk (the risk that the default of an issuer would leave the Fund with unpaid interest or principal) and market risk (the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably). The Fixed-Income Fund is intended for investors who can accept the fact that there will be principal fluctuations. For a description of risks associated with community development loan funds, see the "Risks" section in the Equity Income Fund.


PARNASSUS CALIFORNIA TAX-EXEMPT FUND
-------------------------------------------------------------------------------
The investment objective of the California Tax-Exempt Fund is to provide a high level of current income exempt from both federal and California personal income tax consistent with prudent investment management. The Adviser pursues this objective by investing in a diversified portfolio of tax-exempt, investment grade securities issued by California state and local governments and by other public authorities. This Fund is for California residents only.

For temporary purposes, the Fund may invest up to 10% of its assets in no-load, open-end investment companies which invest in tax-exempt securities with maturities of less than one year ("tax-exempt money market funds") but the Fund will put no more than 5% of its assets into any one fund.

Normally, the Fund will have all its assets invested in tax-exempt securities issued by California State and local governments, but in response to adverse market, economic or political conditions, or for temporary defensive purposes, may invest in short-term taxable or tax-exempt money market instruments. Temporary investments will be limited to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, prime commercial paper deposits with federally-insured financial institutions or money market instruments issued California State or local governments. The Fund may engage in repurchase transactions involving U.S. Government securities.

     Risks

Since the California Tax-Exempt Fund invests primarily in California municipal securities, there are special risks involved. Changes in the State constitution and other laws raise questions about the ability of State and municipal issuers to obtain sufficient revenue to pay their bond obligations. In particular, California voters have approved amendments to the State constitution which limit property taxes as well as the ability of taxing entities to raise other types of taxes. In addition, another constitutional amendment, popularly known as the Gann Initiative, limits increases in revenue appropriations. Because the Fund will concentrate its investments in California obligations, the Fund is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. The Fund, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states.

In early 2001, energy costs surged to very high levels in California forcing privately-owned utilities to the brink of insolvency (and in one case, bankruptcy). Because the utilities did not have the financial resources to purchase energy, the State purchased energy and distributed it to consumers via the utilities. Because of these expenditures and the need to finance them with municipal bonds, California's credit rating has weakened which could affect municipal debt.

The Fund typically invests in securities with maturities of more than one year, and the average maturity of all securities will usually be five years or more. If the Adviser determines that market conditions warrant a shorter average maturity, the Fund will be adjusted accordingly. The Fund is subject to credit risk, market risk and interest rate risk (for a full description of these risks, see "Risks" section in the Fixed-Income Fund). In addition, the Fund's investments may be difficult to value precisely and sell at a desired time or price. Also the Fund may be affected if a municipality fails to include an obligation held by the Fund in future budgets. The California Tax-Exempt Fund is intended for investors who can accept the fact that there will be fluctuations in principal.

                                   THE ADVISER

Parnassus Investments (the "Adviser"), One Market-Steuart Tower #1600, San Francisco, California 94105, acts as investment adviser to each fund subject to the control of the Trust's Board of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the funds' portfolios. The Adviser has been the investment manager of the Parnassus Fund since 1984 and the Parnassus Income Trust since 1992.

Jerome L. Dodson, 58, President and Trustee of the Parnassus Income Trust, is also President of Parnassus Investments. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund and he also served as a Trustee from 1988 to 1991. He is a graduate of the University of California at Berkeley and of Harvard University's Graduate School of Business Administration where he concentrated in finance. He is also President and Trustee of the Parnassus Fund. He served as portfolio manager of the Equity Income Fund and the Fixed-Income Fund from 1992 until April of 2002 and as portfolio manager of the California Tax-Exempt Fund from May 1998 until April of 2002.

Todd Ahlsten is the portfolio manager of the Equity Income Fund and the Fixed-Income Fund and has served in those capacities since May of 2001. He is also Director of Research at Parnassus Investments where he has worked since 1995. He is Vice President of Parnassus Investments and of the Parnassus Income Trust. Mr. Ahlsten is a graduate of the Haas School of Business at the University of California at Berkeley.

Ben Liao has been portfolio manager of the California Tax-Exempt Fund since May of 2001 and has worked as a financial analyst with Parnassus Investments since 1993. He is a graduate of UCLA and holds an MBA from the University of San Francisco.

For its services, the Trust, under an Investment Advisory Agreement (the "Agreement") between the Trust and the Adviser, pays the Adviser a fee, computed and payable at the end of each month, at the following annual percentages of each Fund's average daily net assets: for the Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; and for the Fixed-Income Fund and the California Tax-Exempt Fund, the fee is 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. However, after taking into account the Adviser's expense reimbursement (more fully described below) the following were actually charged in 2001. For the Equity Income Fund, the investment advisory fee was 0.54%. Parnassus Investments received net advisory fees totaling $344,585 from the Equity Income Fund for the year ended December 31, 2001. For the Fixed-Income Fund, the investment advisory fee was 0.18%. Parnassus Investments received net advisory fees totaling $21,326 from the Fixed-Income Fund for the year ended December 31, 2001. For the California Tax-Exempt Fund, the investment advisory fee was 0.30%. Parnassus Investments received net advisory fees totaling $55,387 from the California Tax-Exempt Fund for the year ended December 31, 2001.

For 2002, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund.


                             HOW TO PURCHASE SHARES

     Direct Purchase Of Shares
To purchase shares, an investor should complete and mail the application form along with a check payable to The Parnassus Income Trust. It should be sent to the Trust at the following address.

                           The Parnassus Income Trust
                         One Market-Steuart Tower #1600
                         San Francisco, California 94105

An initial investment must be at least $2,000 per fund except for certain employee benefit plans or tax qualified retirement plans (such as IRAs or SEPs), Parnassus Automatic Investment Plan (PAIP) and accounts opened pursuant to the Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA"), which have a $500 minimum. Additional investments for all accounts must be at least $50. Parnassus Investments reserves the right to reject any order. With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. Investments in the Equity Income Fund and the California Tax-Exempt Fund, if received before 1:00 p.m. San Francisco time, will be processed at the net asset value calculated on the same business day they are received. If an investment in either of these Funds is received after 1:00 p.m. San Francisco time, it will be processed on the next business day. A fee of $15.00 will be assessed if a check is returned to us unpaid due to insufficient funds, stop payment or for any other reason.

An investment in the Fixed-Income Fund, if received before 12:00 noon San Francisco time, will be processed at the net asset value calculated on the same business day it is received. An investment in this Fund received after 12:00 noon San Francisco time will be processed on the next business day.

     Other Information

The Trust also offers additional services to investors including plans for the systematic investment and withdrawal of money as well as IRA, ROTH IRA and SEP plans. Information about these plans is available from Parnassus Investments.

There is no sales charge for the purchase of Trust shares, but investors may be charged a transaction or other fee in connection with purchases or redemptions of Trust shares on their behalf by an investment adviser, a brokerage firm or other financial institution.

     Purchases Via Parnassus Automatic Investment Plan (PAIP)

After making an initial investment to open a Fund account ($500 minimum), a shareholder may purchase additional Fund shares ($50 minimum) via the PAIP. On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your fund account on the day of your choice (3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. For further information, call the Trust and ask for the free brochure called "Automatic Investing and Dollar-Cost Averaging." A fee of $15.00 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason.

     Net Asset Value

The net asset value (NAV) for each fund will usually be calculated on every day the New York Stock Exchange (NYSE) is open for trading ("business day") and on any other day there is a sufficient degree of trading in investments held by the Fund to affect the net asset value. The NYSE is closed on national holidays and Good Friday. The NAV of the Equity Income Fund and the California Tax-Exempt Fund will usually be calculated as of the close of trading on the NYSE, usually 4:00 p.m. Eastern time. The NAV of the Fixed-Income Fund will usually be determined as of one hour prior to the close of trading on the NYSE, usually 3:00 p.m. Eastern time. The NAV may not be determined on any day that there are no transactions in shares of the Fund.

The net asset value per share is the value of a fund's assets, less its liabilities, divided by the number of outstanding shares of that fund. In general, the value of a fund's portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.


                              HOW TO REDEEM SHARES

You may sell or redeem your shares by offering them for "repurchase" or "redemption" directly to the Trust. To sell your shares to the Trust (that is, to redeem your shares), you must send your written instructions to the Trust at One Market-Steuart Tower #1600, San Francisco, California 94105. You may also send your redemption instructions by FAX to (415) 778-0228 if the redemption is less than $25,000. Your shares will be redeemed at the NAV next determined after receipt by the Trust of your written instructions in proper form. Give your account number and indicate the number of shares you wish to redeem. All owners of the account must sign the redemption request unless the account application states that only one signature is necessary for redemptions. All redemption checks must be sent to the address of record on the account. The Trust must have a change-of-address on file for 30 days before we send redemption or distribution checks to the new address. Otherwise, we require a signature guarantee or the check must be sent to the old address. If you wish to have the redemption proceeds sent by wire transfer or by overnight mail, there will be a charge of $15 per transaction. The Trust usually requires additional documents when shares are registered in the name of a corporation, agent or fiduciary or if you are a surviving joint owner. In the case of a corporation, we usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, we usually require an authorizing document. In the case of a surviving joint owner, we usually require a copy of the death certificate. Contact the Trust by phone at (800) 999-3505 if you have any questions about requirements for redeeming your shares.

If the Trust has received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Trust will promptly send you a check for the proceeds from the sale. Ordinarily, the Trust must send you a check within seven days unless the NYSE is closed for days other than weekends or holidays. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase) necessary for the Trust to determine that the purchase check will be honored.

EXCHANGE PRIVILEGES. The proceeds of a redemption of shares of a fund can be used to purchase shares of another fund. The proceeds of a redemption of shares from a fund can also be used to purchase shares of the Parnassus Fund, but the purchase of Parnassus Fund shares will be subject to a sales charge if no sales charge was paid on the fund shares redeemed. If shares are redeemed from the Parnassus Fund and the proceeds invested in shares of the Trust, there will be no additional sales charge if those Trust shares are redeemed and the proceeds invested back into the Parnassus Fund.

There is no limit on the number or dollar amount of exchanges. The Trust reserves the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale and an exchanging shareholder may, therefore, realize a taxable gain or loss.

TELEPHONE TRANSFERS. Shareholders who elect to use telephone transfer privileges must so indicate on the account application form. The telephone transfer privilege allows a shareholder to effect exchanges from a fund into an identically registered account in another fund or The Parnassus Fund. Neither the Trust nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Trust and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Procedures may include one or more of the following: recording all telephone calls requesting telephone exchanges, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone exchange is made. The Trust and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transfers and may choose to make all exchanges in writing. The telephone exchange privilege may be modified or discontinued by the Trust at any time upon 60 days' written notice to shareholders.
REDEMPTION OF SMALL ACCOUNTS. The Trustees may, in order to reduce the expenses of the Trust, redeem all of the shares of any shareholder whose account is worth less than $500 (as a result of a redemption order). This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Trust will give shareholders whose shares are being redeemed 60 days' prior written notice in which to purchase sufficient shares to avoid such redemption.


                             DISTRIBUTIONS AND TAXES

The Equity Income Fund normally declares and pays dividends from net investment income ("income dividends") on a quarterly basis. The Fixed-Income Fund and the California Tax-Exempt Fund normally declare and pay income dividends on a monthly basis. Dividends from net long-term capital gains ("capital gains dividends") are paid once a year (usually in November) for each Fund. Shareholders can have dividends paid in additional shares and reinvested or paid out in cash. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it's a return of capital.

     Taxation of Shareholders in Equity Income and Fixed-Income Funds

For the Equity Income Fund and the Fixed-Income Fund, all dividends from net investment income together with distributions of short-term capital gains (collectively, "income dividends") will be taxable as ordinary income to shareholders even though paid in additional shares. Any net long-term capital gains ("capital gain distributions") distributed to shareholders are taxable as such. An exchange of a fund's shares for shares of another fund will be treated as a sale of a fund's shares for tax purposes and any gain on the transaction may be subject to state and federal income tax. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any dividends paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts, of course, never have to pay taxes.)

For shareholders of these funds, the Trust may be required to impose backup withholding at a rate of 31% from any income dividend and capital gain distribution. Shareholders can eliminate any backup withholding requirements by furnishing certification of U.S. taxpayer identification numbers for reporting dividends.

To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by a fund, such dividends, in the hands of that fund's corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction -- only corporations.

     Taxation of Shareholders of California Tax-Exempt Fund

This Fund is for California residents only. Dividends derived from interest on state and local obligations constitute "exempt-interest" dividends on which shareholders are not subject to federal income tax. To the extent that income dividends are derived from earnings attributable to California state and local obligations, they will be exempt from federal and California personal income tax. Such dividends may be subject to California franchise taxes and corporate income taxes if received by a corporation subject to such taxes. Dividends attributable to interest on certain private activity bonds issued after August 7, 1986, must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for the alternative minimum tax (AMT) for individuals and for corporations.

Dividends derived from taxable interest and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, are taxable to shareholders as a long-term capital gain regardless of how long their shares of the Fund have been held except that losses on certain shares held less than six months will be treated as long-term capital losses to the extent of the capital gain dividends received on such shares.

The Fund will notify shareholders each January as to the federal and California tax status of dividends paid during the previous calendar year.

                              FINANCIAL HIGHLIGHTS

This section provides further details about the Trust's financial history.
"Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The Trust's independent accountants, Deloitte & Touche LLP, audited these figures. Their full report is included in the Trust's annual report. Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

-------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                          2001       2000      1999     1998     1997
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 21.48     $23.13   $20.13    $20.68    $18.56
                                                         -------     ------   ------    ------    ------
Income from investment operations:
Net investment income                                      0.67        0.33     0.24      0.75      0.79
Net realized and unrealized gain on securities             1.43        1.06     4.26      1.49       2.86
                                                           ----        ----     ----      -----      ----
     Total income from investment operations               2.10        1.39     4.50      2.24       3.65
                                                           ----        ----     ----      ----       ----
Distributions:
Dividends from net investment income                      (0.45)     (0.36)    (0.26)    (0.73)    (0.79)
Distributions from net realized gains                     (0.63)     (2.68)    (1.24)    (2.06)    (0.74)
                                                          ------     ------    ------    ------    ------
     Total distributions                                  (1.08)     (3.04)    (1.50)    (2.79)    (1.53)
                                                          ------     ------    ------    ------    ------
Net asset value at end of year                            $22.50    $ 21.48   $23.13    $20.13    $20.68
                                                          ======    =======   ======    ======    ======
Total return                                               9.97%      6.36%    22.78%    11.05%    20.15%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          1.00%      0.97%     1.08%     1.05%     1.05%
Decrease reflected in the above expense ratios due to
     expenses waived by Parnassus Investments              0.18%      0.18%     0.19%     0.24%     0.30%
Ratio of net investment income to average net assets       3.10%      1.34%     1.09%     2.30%     4.04%
Portfolio turnover rate                                   86.78%     97.42%    39.53%   166.32%    34.12%
Net assets, end of year (000's)                        $  85,501  $  55,421  $ 45,999  $ 40,903  $ 38,847


Fixed-Income Fund                                           2001       2000      1999     1998     1997
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                     $ 14.19    $ 14.49   $15.98    $16.04     $15.43
                                                         -------    -------   ------    ------     ------
Income (loss) from investment operations:
Net investment income                                      0.87        0.89     0.81      0.84       0.90
Net realized and unrealized gain (loss) on securities      0.72      (0.29)    (1.49)     0.25       0.67
                                                           ----      ------    ------     ----       ----
     Total income (loss) from investment operations         1.59       0.60    (0.68)     1.09     1.57
                                                            ----       ----    ------     ----     ----
Distributions:
Dividends from net investment income                      (0.84)     (0.90)    (0.81)    (0.85)    (0.89)
Distributions from net realized gains                         .--        .--       .--   (0.30)    (0.07)
                                                              ---        ---       ---   ------    ------
     Total distributions                                  (0.84)     (0.90)    (0.81)    (1.15)    (0.96)
                                                          ------     ------    ------    ------    ------
Net asset value at end of year                          $ 14.94     $ 14.19   $14.49    $15.98     $16.04
                                                        =======     =======   ======    ======     ======
Total return                                              11.31%      4.32%   (4.32%)     6.97%    10.60%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          0.83%      0.78%     0.87%     0.79%     0.82%
Decrease reflected in the above expense ratios due to
     expenses waived by Parnassus Investments              0.32%      0.35%     0.36%     0.40%     0.43%
Ratio of net investment income to average net assets       5.84%      6.18%     5.36%     4.92%     5.79%
Portfolio turnover rate                                   21.19%     19.19%    13.47%    44.98%    17.15%
Net assets, end of year (000's)                         $ 12,947   $ 10,309 $  11,006 $  11,482 $   9,683

                                       18






                           THE PARNASSUS INCOME TRUST


California Tax-Exempt Fund                                  2001       2000      1999     1998     1997
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                    $ 16.90     $ 15.82   $16.88    $16.72     $16.02
                                                        -------     -------   -------   ------     ------
Income (loss) from investment operations:
Net investment income                                      0.70        0.72     0.72      0.75       0.74
Net realized and unrealized gain (loss) on securities     (0.18)       1.10    (1.05)     0.26       0.71
                                                          ------       ----    ------     ----       ----
     Total income (loss) from investment operations         0.52       1.82    (0.33)     1.01       1.45
                                                            ----       ----    ------     ----       ----
Distributions:
Dividends from net investment income                      (0.70)     (0.71)    (0.72)    (0.75)    (0.75)
Distributions from net realized gains                     (0.11)     (0.03)    (0.01)    (0.10)        .--
                                                          ------     ------    ------    ------        ---
     Total distributions                                  (0.81)     (0.74)    (0.73)    (0.85)    (0.75)
                                                          ------     ------    ------    ------    ------
Net asset value at end of year                           $ 16.61    $ 16.90   $15.82    $16.88     $16.72
                                                         =======    =======   ======    ======     ======
Total return                                               3.09%     11.75%   (2.01%)     6.12%     9.33%
Ratios/supplemental data:
Ratio of expenses to average net assets (actual)*          0.65%      0.52%     0.70%     0.67%     0.67%
Decrease reflected in the above expense ratios due to
     expenses waived by Parnassus Investments              0.20%      0.25%     0.25%     0.30%     0.32%
Ratio of net investment income to average net assets       4.19%      4.27%     4.42%     4.43%     4.69%
Portfolio turnover rate                                   23.14%      8.13%     1.75%     9.40%    10.00%
Net assets, end of year (000's)                        $  18,891  $  17,186$    7,777 $   7,342 $   6,520




* For 2001, Parnassus Investments agreed to a 1.07% limit on expenses for the Equity Income Fund and 0.87% for the Fixed-Income and 0.75% for the California Tax-Exempt Fund. Certain fees were waived for the years ended December 31, 2001, 2000, 1999, 1998, and 1997.


                               GENERAL INFORMATION

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, CA 94105, has been selected as the Trust's independent auditors.

Union Bank of California, 475 Sansome Street, San Francisco, CA 94111, has been selected as the custodian of the Trust's assets.

Parnassus Investments, One Market-Steuart Tower #1600, San Francisco, California 94105, is the Trust's transfer agent and accounting agent. Jerome L. Dodson, the Trust's President, is the majority stockholder of Parnassus Investments.


             PRIVACY POLICIES AND PRACTICES (not part of the prospectus)

Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential financial service customers. We have always treated personal information as confidential and want you to be aware of our privacy policies.

 We obtain non-public personal information about you from the following sources:
Information we receive from you on applications or other forms and information about your transactions with us, our affiliates or others.

We restrict access to non-public personal information about you to those employees who need to know that information to provide products or services to you. Parnassus employees are subject to a strict employment policy regarding confidentiality.

We do not disclose any non-public personal information about our customers or former customers to anyone except as required by law. We may disclose information to non-affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud, or complying with an inquiry by a government agency or regulator. Parnassus may use personal information for the purpose of offering or furnishing products and services. Third parties may be used to help prepare notices of these offerings. However, names and addresses are never given or sold to third parties for any outside use.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information. Under strict confidence, a backup database of Parnassus customers and accounts is maintained at an outside facility.

Please call us if you have any questions regarding our privacy policy.

                               Investment Adviser
                              Parnassus Investments
                          One Market-Steuart Tower #1600
                         San Francisco, California 94105
                                www.parnassus.com

                               Independent Auditors
                              Deloitte & Touche LLP
                                50 Fremont Street
                         San Francisco, California 94105

                                    Custodian
                             Union Bank of California
                                475 Sansome Street
                         San Francisco, California 94111

                                  Legal Counsel
                            Gardner, Carton & Douglas
                            321 N. Clark Street #3300
                                Chicago, IL 60610

                 You can obtain additional information about the
                                    Parnassus
               Income Trust. A Statement of Additional Information
             (SAl) dated May 1, 2002 has been filed with the SEC and
                is incorporated in this prospectus by reference (i.e.,
               legally forms a part of the prospectus). The Trust also
              publishes an annual and a semiannual report each year
                    that discuss the Trust's holdings and how
                 recent market conditions as well as the Trust's
             investment strategies affected performance. For a free
            copy of any of these documents or to ask questions about
            the Trust, call Parnassus Investments at (800) 999-3505.

             The SAl, the Trust's annual and semiannual reports and other related materials are also available on the SEC's
             Internet site (http://www.sec.gov). You can also obtain
              copies of this information upon paying a duplicating
            fee, by writing the Public Reference Section of the SEC,
              Washington, D.C. 20549-0102. You can also review and
                        copy information about the Trust,
            including the SAl, at the SEC's Public Reference Room in
               Washington, D.C. or making an electronic request at
            publicinfo@sec.gov. Call 202-942-8090 for information on
                the operation of the SEC's Public Reference Room.



               The Investment Company Act of 1940 File Number for
                     The Parnassus Income Trust is 811-6673.


                        Printed on recycled paper.





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